                                                                     EXHIBIT 4.2


                          TRUST SUPPLEMENT NO. 2003-1G

                          Dated as of January 30, 2003

                                     between

                              DELTA AIR LINES, INC.

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION,

                                   as Trustee,

                                       To

                          PASS THROUGH TRUST AGREEMENT
                          Dated as of November 16, 2000



                   Delta Air Lines Pass Through Trust 2003-1G
                   Delta Air Lines Pass Through Certificates,
                                 Series 2003-1G


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                          TRUST SUPPLEMENT NO. 2003-1G

         This TRUST SUPPLEMENT NO. 2003-1G, dated as of January 30, 2003 (the "Trust Supplement"), between DELTA AIR LINES, INC., a Delaware corporation (the "Company" or "Delta"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as successor trustee (the "Trustee") under the Pass Through Trust Agreement, dated as of November 16, 2000, between the Company and State Street Bank and Trust Company of Connecticut, National Association (the "Basic Agreement").

                                   WITNESSETH:

         WHEREAS, the Basic Agreement, which is unlimited as to the aggregate face amount of Certificates that may be issued and authenticated thereunder, has heretofore or concurrently herewith been executed and delivered;

         WHEREAS, Delta is the owner of the 12 aircraft described in Schedule II (the "Aircraft");

         WHEREAS, pursuant to each Indenture, Delta will issue on a recourse basis three series of Equipment Notes secured by the related Aircraft;

         WHEREAS, the Trustee shall hereby declare the creation of the Class G Trust (as defined below) for the benefit of Holders of the Class G Certificates (as defined below) to be issued in respect of such Class G Trust, and the initial Holders of the Class G Certificates, as grantors of such Class G Trust, by their respective acceptances of the Class G Certificates, shall join in the creation of the Class G Trust with the Trustee;

         WHEREAS, all Certificates to be issued by the Class G Trust will evidence Fractional Undivided Interests in the Class G Trust and will have no rights, benefits or interests in respect of any other separate Trust or the property held therein;

         WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement and the Participation Agreements, the Trustee on behalf of the Class G Trust shall purchase the Equipment Notes issued by the Company pursuant to the Indentures having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class G Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Class G Certificateholders;

         WHEREAS, pursuant to the terms and conditions of the Intercreditor Agreement referred to in Section 3.01(h) hereof (the "Intercreditor Agreement"), the Trustee and the other parties thereto will agree to the terms of subordination set forth therein;

         WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

         WHEREAS, upon the occurrence of a Registration Event, the Basic Agreement, as supplemented by this Trust Supplement, shall become subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. Unless otherwise specified herein or the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in the Basic Agreement or, to the extent not defined therein, in the Intercreditor Agreement referred to herein, the Indentures, the Registration Rights Agreement or the Reference Agency Agreement. As used herein, the term "Agreement" shall mean the Basic Agreement, as supplemented by this Trust Supplement.

         Section 1.02 Amended Definitions. For purposes of the Class G Trust, the definitions of the following capitalized terms as specified heretofore in
Section 1.01 of the Basic Agreement shall be amended to read as follows:

         "Pool Balance": means, with respect to the Class G Certificates as of any date, (i) the original aggregate face amount of the Class G Certificates less (ii) the aggregate amount of all distributions made in respect of the Class G Certificates other than distributions made in respect of interest, Break Amount or Make-Whole Amount or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any Regular Distribution Date or Special Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Series G Equipment Notes or other Trust Property held in the Class G Trust and the distribution thereof to be made on such date and payments under the Policy made for the benefit of the Class G Certificateholders (other than in respect of the Primary Liquidity Facility and interest on the Class G Certificates)."

         "Trust Property": means, with respect to the Class G Trust, (i) subject to the Intercreditor Agreement, the Series G Equipment Notes held as the property of the Class G Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the Certificate Account and the Special Payments Account, each for the Class G Trust, and, subject to the Intercreditor Agreement, any proceeds from the sale by the Trustee pursuant to Article VI of the Basic Agreement of any Series G Equipment Note referred to in (i) above, (iii) all rights of the Class G Trust and the Trustee, on behalf of the Class G Trust, under the Primary Liquidity Facility or Above-Cap Liquidity Facility (collectively, the "Liquidity Facilities") or the Intercreditor Agreement, including, without limitation, all rights to receive all monies and other property payable thereunder, (iv) all monies or other property receivable under the Intercreditor Agreement and the Liquidity




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

Facilities and (v) all monies or other property payable to the Trustee on behalf of the Class G Trust pursuant to the Policy."

                                   ARTICLE II

                              DECLARATION OF TRUST

         Section 2.01 Declaration of Trust. The Trustee hereby declares the creation of a Trust, designated the "Delta Air Lines Pass Through Trust 2003-1G" (the "Class G Trust"), for the benefit of the Holders of the Class G Certificates to be issued in respect of such Class G Trust, and the initial Holders of the Class G Certificates, as grantors of such Class G Trust, by their respective acceptances of the Class G Certificates, join in the creation of such Class G Trust with the Trustee. The Trustee, by the execution and delivery of this Trust Supplement, acknowledges its acceptance of all right, title and interest in and to the Trust Property to be acquired pursuant to Section 2.02 of the Basic Agreement and the Participation Agreements and the Trustee will hold such right, title and interest for the benefit of all present and future Holders of the Class G Certificates, upon the trusts set forth in the Basic Agreement and this Trust Supplement.

                                  ARTICLE III

                                THE CERTIFICATES

         Section 3.01 The Certificates. There is hereby created a series of Certificates to be issued under this Agreement designated as "Delta Air Lines Pass Through Certificates, Series 2003-1G" (the "Initial Certificates"). The exchange certificates which may be issued and offered in exchange for the Initial Certificates pursuant to the Registration Rights Agreement shall be known as the "Delta Air Lines Exchange Pass Through Certificates, Series 2003-1G" (the "Exchange Certificates"). The Initial Certificates and the Exchange Certificates are hereinafter defined as the "Class G Certificates". Each Class G Certificate represents a Fractional Undivided Interest in the Class G Trust created hereby. The Class G Certificates shall be the only instruments evidencing a Fractional Undivided Interest in the Class G Trust.

         The terms and conditions applicable to the Class G Certificates and the Class G Trust are as follows:

         (a) The aggregate face amount of the Class G Certificates that may be authenticated and delivered under this Agreement (except for Class G Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Class G Certificates pursuant to Sections 3.03, 3.04, 3.05 and 3.06 of the Basic Agreement) is $391,583,000.

         (b) The Cut-off Date is February 28, 2003.

         (c) The Regular Distribution Dates with respect to any payment of Scheduled Payments means January 25, April 25, July 25 and October 25 of each year, commencing





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

     on April 25, 2003, until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made. The principal amount of the Equipment Notes to be held by the Class G Trust is scheduled for payment on January 25, April 25, July 25 and October 25 in certain years, commencing on April 25, 2003 and ending on January 25, 2008 as set out in Schedules I-A and I-B. Notwithstanding the provisions of Section 12.11 of the Basic Agreement, if a Regular Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day and interest shall accrue during the intervening period.

         (d) The Special Distribution Dates with respect to the Class G Certificates means any Business Day on which a Special Payment is to be distributed pursuant to this Agreement.

         (e) The Class G Certificates shall be in the form attached hereto as Exhibit A, shall be Book-Entry Certificates (subject to Section 4.01(d) of this Trust Supplement), and shall be subject to the conditions set forth in the Letter of Representations between the Company and The Depository Trust Company and any successor agency thereto ("DTC"), as initial Clearing Agency, attached hereto as Exhibit D.

         (f) The proceeds of the Class G Certificates issued by the Class G Trust shall be used to acquire the Equipment Notes described in Schedule II, which Equipment Notes relate to the Aircraft described in Schedule II and the Note Documents described in Schedule III.

         (g) Any Person acquiring or accepting a Class G Certificate or an interest therein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either (i) no assets of a Plan or any trust established with respect to a Plan, have been used to purchase Class G Certificates or an interest therein or (ii) the purchase and holding of Class G Certificates or interests therein by such Person is exempt from the prohibited transaction restrictions of ERISA and the Code or materially similar provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions.

         "Plan" means a retirement plan or other employee benefit plan or arrangement, including for this purpose an individual retirement account, annuity or Keogh plan, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), or such a plan or arrangement which is a foreign, church or governmental plan or arrangement exempt from Title I of ERISA and Section 4975 of the Code but subject to a foreign, federal, state, or local law which is substantially similar to the provisions of Title I of ERISA or Section 4975 of the Code (each, a "Similar Law").

         (h) The Class G Certificates will be subject to the following Intercreditor Agreement (and to the extent the terms thereof (including the definitions of defined terms) are inconsistent with the terms of this Agreement, such Intercreditor Agreement shall control): that certain Intercreditor Agreement, dated as of the date hereof, among U.S. Bank Trust National Association, as Trustee under each Trust (as defined therein),

     Ambac Assurance Corporation, as the Policy Provider, Landesbank Baden-Wurttemberg, as the Primary Liquidity Provider, Merrill Lynch Capital Services, Inc., as the Above-Cap Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent thereunder. Potential Purchasers shall have the rights upon the occurrence of a Triggering Event set forth in Article VII hereof. The Trustee and, by acceptance of any Class G Certificate, each Certificateholder thereof, agrees to be bound by all of the provisions of the Intercreditor Agreement, including the subordination provisions of Section 9.09 thereof.

         (i) The Class G Certificates will have the benefit of the following Primary Liquidity Facility: that certain Revolving Credit Agreement, dated as of the date hereof, between U.S. Bank Trust National Association, as Subordination Agent under the Intercreditor Agreement, as agent and trustee for the Class G Trust, and the Primary Liquidity Provider.

         (j) The Class G Certificates will have the benefit of the following Above-Cap Liquidity Facility: that certain ISDA Master Agreement, dated as of the date hereof, between the Subordination Agent, as agent of the Trustee, and the Above-Cap Liquidity Provider, together with the schedule and confirmation thereto relating to the Class G Certificates.

         (k) Payments of interest on the Class G Certificates when due and payment of the outstanding balance on the Class G Certificates on the Final Legal Distribution Date for the Class G Certificates and under certain other circumstances will be supported by a certificate guaranty insurance policy to be issued by the Policy Provider under the Policy Provider Agreement, such policy, together with any policy issued in replacement thereof pursuant to the Intercreditor Agreement, in each case as amended, supplemented or otherwise modified from time to time in accordance with their respective terms, being the "Policy."

         (l) Subject to Section 2.02(b) of the Basic Agreement, there will not be any deposit agreement, escrow agreement or other similar arrangement prior to delivery of the Aircraft.

         (m) The Responsible Party is the Company.

         Section 3.02 Delivery of Documents. The Trustee is hereby directed (i) to execute and deliver the Intercreditor Agreement, the Policy Provider Agreement and each Participation Agreement, each in the form delivered to the Trustee by the Company and (ii) subject to the respective terms thereof, to perform its obligations thereunder.

         Section 3.03 Policy Provider Agreement. For purposes of this Trust Supplement, the representations and warranties of the Trustee set forth in
Section 7.15(b), (c), (d) and (e) of the Basic Agreement shall be amended by adding the phrase "the Policy Provider Agreement" after each reference to "Intercreditor Agreement" therein.




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

                                   ARTICLE IV

                ISSUANCE AND TRANSFER OF THE CLASS G CERTIFICATES

         Section 4.01 Issuance of Class G Certificates. (a) The Initial Certificates will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Exchange Certificates will be issued in denominations of $1,000 and integral multiples thereof. Each Exchange Certificate shall be dated the date of its authentication.

         (b) Initial Certificates offered and sold in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or any successor regulation thereto ("Rule 144A") shall be issued initially in the form of a single global Certificate in definitive, fully registered form without interest coupons, substantially in the form set forth as Exhibit A hereto (the "Restricted Global Certificate"), duly executed and authenticated by the Trustee as hereinafter provided. The Restricted Global Certificate will be registered in the name of a nominee for DTC for credit to the account of members of, or participants in, DTC ("DTC Participants") or to the account of indirect participants that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants") and deposited with the Trustee, as custodian for DTC. The aggregate principal amount of the Restricted Global Certificate may from time to time be increased or decreased by adjustments made on the records of DTC or its nominee, or of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

         (c) Initial Certificates offered and sold in offshore transactions in reliance on Regulation S under the Securities Act or any successor regulation thereto ("Regulation S") shall be issued initially in the form of a single global Certificate in definitive, fully registered form without interest coupons, substantially in the form set forth as Exhibit A hereto (the "Regulation S Global Certificate") duly executed and authenticated by the Trustee as hereinafter provided. The Regulation S Global Certificate will be registered in the name of a nominee for DTC for credit to the accounts of Euroclear Bank S.A./N.V. ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream") and deposited with the Trustee as custodian for DTC. At any time prior to the 40th day after the later of the commencement of the offering of the Initial Certificates and the date of the initial issuance (the "Issuance Date") of the Initial Certificates (the "Distribution Compliance Expiration Date") beneficial interest in the Regulation S Global Certificates representing the Initial Certificates may be held only through Euroclear or Clearstream. The aggregate principal amount of the Regulation S Global Certificate may from time to time be increased or decreased by adjustments made on the records of DTC or its nominee, or of the Trustee, as custodian for DTC or its nominee, as hereinafter provided. The Restricted Global Certificate and the Regulation S Global Certificate are sometimes referred to as the "Global Certificates".

         (d) The initial Class G Certificates and all other Initial Certificates offered and sold to an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act ("Institutional Accredited Investor") shall be issued in the form of permanent certificated Certificates in registered form in substantially the form set forth as Exhibit A hereto (the "U.S. Definitive Certificates"). The Class G Certificates issued pursuant to Section 4.05(b) in exchange for interest in the Regulation




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

S Global Certificates shall be issued in the form of permanent certificated Certificates in registered form in substantially the form set forth as Exhibit A hereto (the "Regulation S Definitive Certificates"). The Regulation S Definitive Certificates and the U.S. Definitive Certificates are sometimes collectively herein referred to as the "Definitive Initial Certificates".

         (e) The Definitive Initial Certificates shall be in fully registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Definitive Initial Certificates, as evidenced by their execution of such Definitive Initial Certificates.

         (f) The Exchange Certificates shall be issued in the form of one or more global Certificates substantially in the form of Exhibit A hereto (each, a "Global Exchange Certificate"), except that (i) the Restricted Legend (hereinafter defined) shall be omitted and (ii) such Exchange Certificates shall contain such appropriate insertions, omissions, substitutions and other variations from the form set forth in Exhibit A hereto relating to the nature of the Exchange Certificates as the Responsible Officer of the Trustee executing such Exchange Certificates on behalf of the Trust may determine, as evidenced by such officer's execution on behalf of the Trust of such Exchange Certificates. Such Global Exchange Certificates shall be in registered form and be registered in the name of a nominee for DTC and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC. The aggregate principal amount of any Global Exchange Certificate may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Exchange Certificate, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Exchange Certificate.

         Section 4.02 Restrictive Legends. (a) Subject to Section 4.03, unless and until (i) an Initial Certificate is sold under an effective Shelf Registration Statement or (ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration Statement, in each case as provided for in the Registration Rights Agreement, each Global Certificate (other than the Regulation S Global Certificate after the Distribution Compliance Expiration Date) and each U.S. Definitive Certificate shall bear a legend to the following effect (the "Restricted Legend") on the face thereof, unless the Company and the Trustee determine otherwise consistent with applicable law:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS




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     CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S
     UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE, THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) AGREES THAT PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND IF REQUESTED, DELTA AIR LINES, INC., SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT

     SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE CERTIFICATES PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

         (b) Each Global Certificate and the Global Exchange Certificate shall also bear the following legend on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         (c) Each Class G Certificate shall bear the following legend on the face thereof:

     BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF A PLAN OR ANY TRUST ESTABLISHED WITH RESPECT TO A PLAN HAVE BEEN USED TO ACQUIRE THIS CERTIFICATE OR AN INTEREST HEREIN OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE OR INTEREST HEREIN BY SUCH A PERSON ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE OR MATERIALLY SIMILAR PROVISIONS OF SIMILAR LAW PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. CERTAIN TERMS USED IN THIS PARAGRAPH SHALL HAVE THE MEANINGS SPECIFIED IN THE AGREEMENT.

         Section 4.03 Book-Entry Provisions for Restricted Global Certificates and Regulation S Global Certificates. (a) DTC Participants shall have no rights under this Agreement with respect to any Global Certificate held on their behalf by DTC, or the Trustee as its custodian, and DTC may be treated by the Trustee and any agent of the Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trustee or any agent of the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its DTC Participants, the operation of customary practices governing the exercise of the rights of a holder of any Class G Certificate. Upon the issuance of any Global Certificate, the Registrar or its duly appointed agent shall record a nominee of DTC as the registered holder of such Global Certificate.

         (b) Transfers of any Global Certificate shall be limited to transfers of such Global Certificate in whole, but not in part, to nominees of DTC, its successor or such successor's nominees. Beneficial interests in the Restricted Global Certificate and the Regulation S Global Certificate may be transferred in accordance with the rules and procedures of DTC and the provisions of Section
4.04. Beneficial interests in the Restricted Global Certificate or a Regulation S Global Certificate shall be delivered to all beneficial owners thereof in the form of U.S. Definitive Certificates or Regulation S Definitive Certificates, as the case may be, if (i) DTC notifies the Trustee in writing that it is no longer willing or able to discharge properly its responsibilities as depositary for the Restricted Global Certificates or the Regulation S Global Certificate, as the case may be, and a successor depositary is not appointed by the Trustee within 90 days of such notice, (ii) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through DTC or (iii) after the occurrence and during the continuance of an Event of Default, Class G Certificateholders with Fractional Undivided Interests aggregating not less than a majority in interest in the Class G Trust advise the Trustee, the Company and DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Class G Certificateholders' best interests. Neither the Company nor the Trustee shall be liable if the Company or the Trustee is unable to locate a qualified successor clearing system.

         (c) Any beneficial interest in one of the Global Certificates that is transferred to a Person who takes delivery in the form of an interest in the other Global Certificate will, upon such transfer, cease to be an interest in such Global Certificate and become an interest in the other Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Certificate for as long as it remains such an interest.

         (d) In connection with the transfer of the entire amount of the Restricted Global Certificate or Regulation S Global Certificate to the beneficial owners thereof pursuant to paragraph (b) of this Section 4.03, such Restricted Global Certificate or Regulation S Global Certificate, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Trustee shall execute, authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Restricted Global Certificate or Regulation S Global Certificate, as the case may be, an equal aggregate principal amount of U.S. Definitive Certificates or Regulation S Definitive Certificates, as the case may be, of authorized denominations. None of the Company, the Registrar, the Paying Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Definitive Initial

Certificates, the Trustee shall recognize the Person in whose name the Definitive Initial Certificates are registered in the Register as Certificateholders hereunder.

         (e) Any Definitive Initial Certificate delivered in exchange for an interest in the Restricted Global Certificate or the Regulation S Global Certificate, as the case may be, pursuant to paragraph (b) of this Section 4.03 shall, except as otherwise provided by paragraph (f) of Section 4.04, bear the Restricted Legend.

         (f) The registered holder of the Restricted Global Certificate or the Regulation S Global Certificate may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action which a Holder is entitled to take under this Agreement or the Class G Certificates.

         Section 4.04 Special Transfer Provisions. Unless and until (i) an Initial Certificate is sold under an effective Shelf Registration Statement, or
(ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply to such Initial Certificates:

         (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Class G Certificate to any Institutional Accredited Investor which is not a qualified institutional buyer ("QIB"), as defined in Rule 144A (excluding transfers to or by Persons who are not "U.S. Persons," as defined in Regulation S, such Person being referred to as "Non-U.S. Persons"):

         (i) The Registrar shall register the transfer of any Class G Certificate, whether or not such Class G Certificate bears the Restricted Legend, if (x) the requested transfer is after the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) or (y) the proposed transferee furnishes to the Trustee a signed letter of representations and agreements relating to the restrictions on transfer of the Certificates, substantially in the form of Exhibit C hereto, and the aggregate principal amount of the Class G Certificates being transferred is at least $100,000.

         (ii) If the proposed transferor is a DTC Participant holding a beneficial interest in the Restricted Global Certificate, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and
     (y) instructions given in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of the transfer and a decrease in the principal amount of such Restricted Global Certificate in an amount equal to the principal amount of the beneficial interest in such Restricted Global Certificate to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver to the transferor or at its direction, one or more U.S. Definitive Certificates of like tenor and amount.

         (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Certificate to a QIB (excluding Non-U.S. Persons):

         (i) If the Initial Certificate to be transferred consists of U.S. Definitive Certificates or an interest in a Regulation S Global Certificate prior to the Distribution Compliance Date, the Registrar shall register the transfer, if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that it is purchasing the Initial Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust and/or the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

         (ii) If the proposed transferee is a DTC Participant and the Initial Certificate to be transferred consists of U.S. Definitive Certificates, upon receipt by the Registrar of the documents referred to in clause (i) above and instructions given in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of the Restricted Global Certificate in an amount equal to the principal amount of the U.S. Definitive Certificates being transferred, and the Trustee shall cancel such U.S. Definitive Certificates so transferred.

         (c) Transfers of Interests in the Regulation S Global Certificate or Regulation S Definitive Certificates. The Registrar shall register any transfer of interests in the Regulation S Global Certificate or Regulation S Definitive Certificates any time after the Distribution Compliance Expiration Date without requiring any additional certification.

         (d) Transfers to Non-U.S. Persons at any Time. The following provisions shall apply with respect to any registration of any transfer of an Initial Certificate to a Non-U.S. Person:

         (i) The Registrar shall register any proposed transfer to any Non-U.S. Person if the Initial Certificate to be transferred is a U.S. Definitive Certificate or an interest in the Restricted Global Certificate, upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor. The Registrar shall promptly send a copy of such certificate to the Company.

         (ii) (A) If the proposed transferor is a DTC Participant holding a beneficial interest in a Restricted Global Certificate, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of such Restricted Global Certificate in an amount equal to the principal amount of the beneficial interest in such

     Restricted Global Certificate to be transferred, and (B) if the proposed transferee is a DTC Participant, upon receipt by the Registrar of instructions given in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Certificate in an amount equal to the principal amount of the U.S. Definitive Certificate or the Restricted Global Certificate, as the case may be, to be transferred, and the Trustee shall cancel the U.S. Definitive Certificate, if any, so transferred or decrease the amount of such Restricted Global Certificate.

         (e) Restricted Legend. Upon the transfer, exchange or replacement of Class G Certificates not bearing the Restricted Legend, the Registrar shall deliver Class G Certificates that do not bear the Restricted Legend. Upon the transfer, exchange or replacement of Class G Certificates bearing the Restricted Legend, the Registrar shall deliver only Class G Certificates that bear the Restricted Legend unless either (i) the circumstances contemplated by paragraph
(a)(i)(x) of this Section 4.04 exist or (ii) there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (f) General. By its acceptance of any Class G Certificate bearing the Restricted Legend, each Holder of such a Class G Certificate acknowledges the restrictions on transfer of such Class G Certificate set forth in this Trust Supplement and agrees that it will transfer such Class G Certificate only as provided in this Trust Supplement. The Registrar shall not register a transfer of any Class G Certificate unless such transfer complies with the restrictions on transfer of such Class G Certificate set forth in this Trust Supplement. In connection with any transfer of Class G Certificates, each Class G Certificateholder agrees by its acceptance of the Class G Certificates to furnish the Registrar or the Trustee such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act and in accordance with the terms and provisions of this Article IV; provided that the Registrar shall not be required to determine the sufficiency of any such certifications, legal opinions or other information.

         Until such time as no Class G Certificates remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 4.04. The Trustee, if not the Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                   ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                  DISTRIBUTION; STATEMENTS TO CERTIFICATEHOLDER

         Section 6.01 Statements to Certificateholders. (a) On each Regular Distribution Date and Special Distribution Date, the Trustee will include with each distribution to the Class G Certificateholders a statement, giving effect to the distribution to be made on such Regular Distribution Date or Special Distribution Date, and, except to the extent otherwise provided in the applicable Trust Supplement, setting forth the following information (per $1,000 aggregate face amount of Class G Certificates as to (ii) and (iii) below):

         (i) the aggregate amount of funds distributed on such Distribution Date, indicating the amount allocable to each source (including any portion thereof paid by any Liquidity Provider and/or the Policy Provider);

         (ii) the amount of such distribution allocable to principal and the amount allocable to Break Amount (if any) and Make-Whole Amount (if any);

         (iii) the amount of such distribution allocable to interest;

         (iv) the Pool Balance and the Pool Factor; and

         (v) the LIBOR rates (as determined by the Reference Agent) and the resulting interest rates payable on the Class G Certificates for the current and immediately preceding Interest Periods.

         With respect to the Class G Certificates registered in the name of DTC or its nominee, on the Record Date prior to each Regular Distribution Date and Special Distribution Date, the Trustee will request from the Clearing Agency a securities position listing setting forth the names of all the DTC Participants reflected on DTC's books as holding interests in the Class G Certificates on such Record Date. On each Regular Distribution Date and Special Distribution Date, the Trustee will mail to each such Direct Participant whose name has been provided by DTC the statement described above and will make available additional copies as requested by such DTC Participants for forwarding to holders of the Class G Certificates.

         (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Class G Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i), (a)(ii) and (a)(iii) above for such calendar year or, in the event such Person was a Class G Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Class G Certificateholder may reasonably request as necessary for the purpose of such Certificateholder's preparation of its federal income tax returns or foreign income tax returns. With respect to Class G Certificates registered in the name of DTC or its nominee, such statement and such other items shall be prepared on the basis of information supplied to the Trustee by the DTC Participants and shall be delivered by the Trustee to such DTC Participants to be available for forwarding by such DTC Participants to the holders of interests in the Class G Certificates.

         (c) The provisions of this Section 6.01 supersede and replace the provisions of Section 4.03 of the Basic Agreement in their entirety with respect to Class G Trust.

                                  ARTICLE VII

                                     DEFAULT

         Section 7.01 Purchase Rights of Certificateholders. (a) By acceptance of its Class G Certificate, each Class G Certificateholder agrees that at any time after the occurrence and during the continuation of a Triggering Event,

         (i) unless the Policy Provider has purchased or given notice of its election to purchase the Class G Certificates, each Class C Certificateholder (other than the Initial Class C Holder, the Company or any of its Affiliates) shall have the right to purchase all, but not less than all, of the Class G Certificates upon ten days' prior written notice to the Trustee and each other Class C Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder (other than the Company or any of its Affiliates) notifies such purchasing Class C Certificateholder that such other Class C Certificateholder wants to participate in such purchase, then such other Class C Certificateholder may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Class G Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) if prior to the end of such ten-day period any other Class C Certificateholder fails to notify the purchasing Class C Certificateholder of such other Class C Certificateholder's desire to participate in such a purchase, then such other Class C Certificateholder shall lose its right to purchase the Class G Certificates pursuant to this Section 7.01(a)(i); and

         (ii) unless the Policy Provider has purchased or given notice of its election to purchase the Class G Certificates, each Class D Certificateholder (other than the Initial Class D Holder, the Company or any of its Affiliates) shall have the right (which shall not expire upon any purchase of the Class G Certificates pursuant to clause (i) above) to purchase all, but not less than all, of the Class G Certificates and the Class C Certificates upon ten days' prior written notice to the Trustee, the Class C Trustee and each other Class D Certificateholder, provided that
     (A) if prior to the end of such ten-day period any other Class D Certificateholder (other than the Company or any of its Affiliates) notifies such purchasing Class D Certificateholder that such other Class D Certificateholder wants to participate in such purchase, then such other Class D Certificateholder may join with the purchasing Class D Certificateholder to purchase all, but not less than all, of the Class G Certificates and the Class C Certificates pro rata based on the Fractional Undivided Interest in the Class D Trust held by each such Class D Certificateholder and (B) if prior to the end of such ten-day period any other Class D Certificateholder fails to notify the purchasing Class D Certificateholder of such other Class D Certificateholder's desire to participate in such a purchase, then such other Class D Certificateholder shall lose its right to purchase the Class G Certificates and the Class C Certificates pursuant to this Section 7.01(a)(ii); and

         (iii) whether or not any Class C or Class D Certificateholders have exercised their purchase rights pursuant to paragraphs (i) or (ii) above, the Policy Provider (except in the event of a Policy Provider Default), if it is then the Controlling Party, shall have the right to purchase all, but not less than all, of the Class G Certificates upon ten days' written notice to the Trustee and the holders of the Class G Certificates.

         The purchase price with respect to the Class G Certificates shall be equal to the Pool Balance of the Class G Certificates, together with accrued and unpaid interest in respect thereof to the date of such purchase, Break Amount (if any), and any other amounts then due and payable to the Class G Certificateholders under this Agreement, the Intercreditor Agreement, any Series G Equipment Note held as the property of the Class G Trust or the related Indenture and Participation Agreement or on or in respect of the Class G Certificates but without any Make-Whole Amount, provided, however, that if such purchase occurs after the Record Date relating to any Distribution Date, such purchase price shall be reduced by the amount to be distributed hereunder on such related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Class G Certificateholders as of such Record Date); provided further that no such purchase of Class G Certificates pursuant to this Section 7.01(a) shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement, the Class C Trust Agreement, the Class D Trust Agreement and the Intercreditor Agreement, all of the Class G Certificates and the Class C Certificates that are senior to the securities held by such purchaser(s), subject to the purchase rights of the Policy Provider provided in Section 7.01(a)(iii) hereof. Each payment of the purchase price of the Class G Certificates referred to in the first sentence hereof shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 7.01(a). Each Class G Certificateholder agrees by its acceptance of its Certificate that it will, upon payment from such Class C Certificateholder(s), Class D Certificateholder(s) or the Policy Provider, as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except as to its own acts) all of the right, title, interest and obligation of such Class G Certificateholder in this Agreement, the Intercreditor Agreement, the Policy, the Policy Provider Agreement, each Liquidity Facility, the Note Documents and all Class G Certificates held by such Class G Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser(s) shall assume all of such Class G Certificateholder's obligations under this Agreement, the Intercreditor Agreement, the Policy, the Policy Provider Agreement, each Liquidity Facility, the Note Documents and all such Class G Certificates. The Class G Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of any Class G Certificateholder to deliver any Class G Certificate and, upon such a purchase, (i) the only rights of the Class G Certificateholders will be to deliver the Class G Certificates and (ii) if the purchaser(s) shall so request, each such Class G Certificateholder will comply with all the provisions of Section 3.04 of the Basic Agreement and the applicable provisions of this Trust Supplement to enable new Class G Certificates to be issued to the purchaser(s) in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Class G Certificates shall be borne by the purchaser(s) thereof.

         (b) This Section 7.01 supplements and, to the extent inconsistent with any provision of Section 6.01(a) of the Basic Agreement, replaces the provisions of Section 6.01(a) of the Basic Agreement. Notwithstanding anything to the contrary set forth herein or in any Operative Agreement, the provisions of this
Section 7.01 may not be amended in any manner without the consent of each Class G Certificateholder, Class C Certificateholder or Class D Certificateholder (in each case, other than the Company or any of its Affiliates) that would be adversely affected thereby, or the Policy Provider, if it would be adversely affected thereby.

                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

         Section 8.01 Supplemental Agreements. (a) For purposes of the Class G Trust only, the following provisions of the Basic Agreement shall be amended as provided below.

         (i) Section 7.09(b) of the Basic Agreement shall be amended by inserting the phrase "the Policy Provider," immediately after each reference to "the Company" therein.

         (ii) Section 9.01 of the Basic Agreement shall be amended by adding the phrase "but with, in the case of subparagraphs (2), (4), (5), (7) and (13) below, the consent of the Policy Provider" immediately after the phrase "Without the consent of any Certificateholders,".

         (iii) Section 9.01 of the Basic Agreement shall be amended by adding the phrase "the Policy, the Policy Provider Agreement, the Reference Agency Agreement," after each reference to "Intercreditor Agreement" therein (except for the second such reference in subparagraph (7) thereof).

         (iv) Section 9.02 of the Basic Agreement shall be amended by (A) adding the phrase "and upon the prior written consent of the Policy Provider" immediately after the phrase "by Direction of said Certificateholders delivered to the Company and the Trustee," appearing in the fifth line thereof and (B) by adding the phrase "the Policy Provider and" immediately after the phrase "provided, however, that no such agreement shall, without the consent of" appearing in the 13th line thereof.

         (v) Section 9.02 of the Basic Agreement shall be amended by (i) adding the phrase "the Policy, the Policy Provider Agreement, the Reference Agency Agreement," after each reference to "Intercreditor Agreement" therein (except for such reference in subparagraph (3) thereof) and (ii) adding the following as subparagraph (6) thereof:

         "(6) terminate or modify the Policy."

         (vi) Section 9.04 of the Basic Agreement shall be amended by inserting the phrase "(which opinion shall also be addressed to the Policy Provider)" immediately before the period at the end of such Section.

         (vii) Section 10.01 of the Basic Agreement shall be amended by inserting at the beginning of the second sentence thereof the phrase "Subject to Section 8.01(b) of the Intercreditor Agreement (as defined in Trust Supplement No. 2003-1G dated as of January 30, 2003),".

         (b) The Trustee agrees to send to S&P (at its address at 55 Water Street, 39th Floor, New York, New York, 10041-0003, Attention: Philip A. Baggaley, or such other address as S&P may notify the Trustee) and the Policy Provider (at its address specified in the Intercreditor Agreement) a copy of each notice, statement, report or other written communication sent by the Trustee to each Class G Certificateholder.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 9.01 Final Termination Date. The respective obligations and responsibilities of the Company and the Trustee created hereby and the Class G Trust created hereby shall terminate upon the distribution to all Class G Certificateholders and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, Sr., the father of John
F. Kennedy, former President of the United States, living on the date of this Trust Supplement.

         Section 9.02 Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

         Section 9.03 Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CLASS G CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.04 Counterparts. This Trust Supplement may be executed in any number of counterparts (and each of the parties shall not be required to execute the same counterpart). Each counterpart of this Trust Supplement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Trust Supplement, but all of such counterparts together shall constitute one instrument.

         Section 9.05 Intention of Parties. The parties hereto intend that the Class G Trust be classified for United States federal income tax purposes as a grantor trust under Subpart E, Part I, Subchapter J, Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, and not as a trust or association taxable as a corporation or as a partnership. Each

Certificateholder of a Class G Certificate, by its acceptance of its Class G Certificate or a beneficial interest therein, agrees to treat the Class G Trust as a grantor trust for all United States federal, state and local income tax purposes. The Trustee shall not be authorized or empowered to do anything that would cause the Class G Trust to fail to qualify as a grantor trust for such tax purposes (including as subject to this restriction, acquiring any Aircraft by bidding the Equipment Notes relating thereto or otherwise, or taking any action with respect to any such Aircraft once acquired).

         Section 9.06 Third Party Beneficiary. The parties hereto agree and acknowledge that the Policy Provider shall be a third party beneficiary of the provisions of Section 7.01 of this Trust Supplement providing for the Policy Provider's purchase rights as stated therein.

         IN WITNESS WHEREOF, the parties have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized as of the date first written above.


                                     DELTA AIR LINES, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                     as Trustee


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                  EXHIBIT A to
                          TRUST SUPPLEMENT NO. 2003-1G

                               FORM OF CERTIFICATE

         [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
         (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE, THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) AGREES THAT PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH

         PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND IF REQUESTED, DELTA AIR LINES, INC., SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE CERTIFICATES PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.](1)

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS



--------

(1) To be included on the face of each Global Certificate (other than the Regulation S Global Certificate after the Distribution Compliance Expiration Date) and each U.S. Definitive Certificate.

         WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](2)

         BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF A PLAN OR ANY TRUST ESTABLISHED WITH RESPECT TO A PLAN HAVE BEEN USED TO ACQUIRE THIS CERTIFICATE OR AN INTEREST HEREIN OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE OR INTEREST HEREIN BY SUCH A PERSON ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE OR MATERIALLY SIMILAR PROVISIONS OF SIMILAR LAW PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. CERTAIN TERMS USED IN THIS PARAGRAPH SHALL HAVE THE MEANINGS SPECIFIED IN THE AGREEMENT.



--------

(2) This legend to appear on Book-Entry Certificates to be deposited with The Depositary Trust Company.

                            [GLOBAL CERTIFICATE](3)

                   DELTA AIR LINES PASS THROUGH TRUST 2003-1G

  DELTA AIR LINES [INITIAL] [EXCHANGE] PASS THROUGH CERTIFICATE, SERIES 2003-1G

           Final Expected Regular Distribution Date: January 25, 2008

                  evidencing a fractional undivided interest in the Trust, the property of which includes or will include, among other things, certain Equipment Notes each secured by an Aircraft owned by Delta Air Lines, Inc.

Certificate No. ______   $____________ Fractional Undivided
                         Interest representing [  ]% of the    CUSIP No. _______
                         Trust per $1,000 face amount



         THIS CERTIFIES THAT ________, for value received, is the registered owner of a $______ (______ dollars) Fractional Undivided Interest [or such greater or lesser amounts as shall be the aggregate outstanding face amount hereof as set forth in the records of the Trustee]* (the "Reference Principal Amount") in the Delta Air Lines Pass Through Trust, Series 2003-1G (the "Trust") created by U.S. BANK TRUST NATIONAL ASSOCIATION, as successor trustee (the "Trustee") under a Pass Through Trust Agreement, dated as of November 16, 2000 (the "Basic Agreement"), between State Street Bank and Trust Company of Connecticut, National Association and Delta Air Lines, Inc., a Delaware corporation (the "Company"), as supplemented by Trust Supplement No. 2003-1G thereto dated as of January 30, 2003 (collectively, the "Agreement"), between the Trustee and the Company, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Delta Air Lines [Initial] [Exchange] Pass Through Certificates, Series 2003-1G" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by all of the provisions of the Agreement and the Intercreditor Agreement, including the subordination provisions of Section
9.09 of the Intercreditor Agreement. The property of the Trust includes certain Equipment Notes and all rights of the Trust and the Trustee, on behalf of the Trust, to receive any payments under the Intercreditor Agreement, the Policy and the Liquidity Facilities (the "Trust Property"). Each issue of the Equipment Notes is secured by, among other things, a security interest in the Aircraft owned by the Company.



-------------

(3)      To be included on the face of each Global Certificate.

* To be included in Global Certificates for Initial Certificates.

         The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and will have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each January 25, April 25, July 25 and October 25 (each, a "Regular Distribution Date"), commencing on April 25, 2003, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day and interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

         [The Holder of this Certificate is entitled to the benefits of the Registration Rights Agreement, dated as of January 30, 2003, among the Company, the Trustee and the Initial Purchasers named therein (the "Registration Rights Agreement"). Subject to the terms of the Registration Rights Agreement, in the event that neither the consummation of the Exchange Offer nor the declaration by the Commission of a Shelf Registration to be effective (a "Registration Event") occurs on or prior to the 270th day after January 30, 2003, the interest rate per annum borne by the Certificates shall be increased by 0.25%, from and including such 270th day, to but excluding the date on which a Registration Event occurs. In the event that the Shelf Registration Statement ceases to be effective at any time during the period specified by the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Certificates shall be increased by 0.25% from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.]4

         Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in


-------------

(4)      To be included only on each Initial Certificate.

the name of a Clearing Agency (or its nominee), such distributions shall be made by wire transfer. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

         The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Trustee or any Loan Trustee or any Affiliate thereof. The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for any payment or distribution to such Certificateholder pursuant to the terms of the Agreement and that it will not have any recourse to the Company, the Trustee or the Loan Trustees except as otherwise expressly provided in the Agreement, in any Note Document or in the Intercreditor Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar, duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in minimum denominations of [$100,000]5 [$1,000]6 Fractional Undivided Interest and multiples of $1,000 in excess thereof except that one Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Company, the Trustee, the Registrar and any Paying Agent shall deem and treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

         Any Person acquiring or accepting this Certificate or an interest herein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either: (i) no assets of a Plan or any trust established with respect to a Plan, have been used to purchase this Certificate or an interest herein or (ii) the purchase and holding of this Certificate or interest herein by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code or materially similar provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions.

         THIS CERTIFICATE AND THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES AND CERTIFICATEHOLDERS HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


-------------

(5)        To be included only on each Initial Certificate.

(6)        To be included on each Exchange Certificate.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                  DELTA AIR LINES PASS THROUGH TRUST 2003-1G


                                  By:  U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee


                                  By:
                                       ----------------------------------------
                                       Title:


Dated:



               FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

 This is one of the Certificates referred to in the within-mentioned Agreement.


                                  U.S. BANK TRUST NATIONAL ASSOCIATION,
                                  as Trustee


                                  By:
                                     -------------------------------------------
                                     Authorized Officer

                            [FORM OF TRANSFER NOTICE]


         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

                  Insert Taxpayer Identification No.


                  ----------------------------------
Please print or typewrite name and address including zip code of assignee

                  ----------------------------------

the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing __________________________________ attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.

        [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES OTHER
        THAN EXCHANGE CERTIFICATES, REGULATION S DEFINITIVE CERTIFICATES
      AND AFTER THE DISTRIBUTION COMPLIANCE EXPIRATION DATE, REGULATION S
                              GLOBAL CERTIFICATES]

         In connection with any transfer of this Certificate occurring prior to the date which is the earlier of (i) the date the shelf registration statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                  [Check One]

         [ ] (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

         or

         [ ] (b) this Certificate is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Certificate and the Agreement.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 4.04 of the Trust Supplement shall have been satisfied.

Date:
      --------------------      -----------------------------------------------
                                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.



                                SIGNATURE GUARANTEE:
                                                    -------------------------

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      -------------------

                                ------------------------------------------------
                                NOTICE: To be executed by an executive officer

                                  EXHIBIT B to
                          TRUST SUPPLEMENT NO. 2003-1G

             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
               TRANSFERS OF CERTIFICATES PURSUANT TO REGULATION S

                                                           [Date]

U.S. Bank Trust National Association
225 Asylum Street, Goodwin Square
Hartford, CT 06103

Attention:  Corporate Trust Department

         Re:      Delta Air Lines Inc.
                  Pass Through Trust 2003-1G (the "Trust"),
                  Delta Air Lines Pass Through Certificates, Series 2003-1G


Ladies and Gentlemen:

         In connection with our proposed sale of $_____ Fractional Undivided Interest of the Certificates, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

         (1) the offer of the Certificates was not made to a person in the United States;

         (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
     (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         In addition, if the sale is made during a distribution compliance period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

         You and Delta Air Lines, Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,



                                            [Name of Transferor]

                                  EXHIBIT C to
                          TRUST SUPPLEMENT NO. 2003-1G

                       FORM OF ACCREDITED INVESTOR LETTER

U.S. Bank Trust National Association
225 Asylum Street, Goodwin Square
Hartford, CT 06103

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, GA 30320

Ladies and Gentlemen:

         In connection with our proposed purchase of Delta Air Lines Pass Through Certificates, Series 2003-1G (the "Certificates") we confirm that:

         1. We understand that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Pass Through Trust Agreement between Delta Air Lines, Inc. (the "Company") and U.S. Bank Trust National Association as successor trustee (the "Trustee"), as supplemented by Trust Supplement No. 2003-1G thereto, relating to the Certificates, and we agree to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

         2. We are purchasing Certificates having an aggregate principal amount of not less than $100,000 and each account (if any) for which we are purchasing Certificates is purchasing Certificates having an aggregate principal amount of not less than $100,000.

         3. We understand that the Certificates have not been registered under the Securities Act, that the Certificates are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and that the Certificates may not be offered or resold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that, if we should sell any Certificates within the applicable time period referred to in Rule 144(k) of the Securities Act, we will do so only (A) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (B) inside the United States to an Institutional Accredited Investor (as defined below) acquiring $100,000 or more aggregate principal amount of such Certificates that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Certificates (the form of which letter can be obtained from the Trustee), (C) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (E) pursuant to a registration statement which has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), and we further agree to provide any person purchasing any of the Certificates from us a notice advising such purchaser that resales of the Certificates are restricted as stated herein.

         4. We understand that, on any proposed resale of any Certificates, we will be required to furnish to the Company and to the Trustee such certificates, legal opinions and other information as the Company and the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

         5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) ("Institutional Accredited Investor") and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investments.

         6. We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                      Very truly yours,


                                      By:
                                         ---------------------------------
                                             Name:
                                             Title:

Securities to be Purchased:
$        principal amount

                                  EXHIBIT D to
                          TRUST SUPPLEMENT NO. 2003-1G


                          DTC LETTER OF REPRESENTATIONS


                            [INTENTIONALLY OMITTED]

                                     N3760C
                     -------------------------------------
                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-IG

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        SCHEDULE PRINCIPAL
                     PAYMENT DATE            PAYMENTS
                     ------------       ------------------
                     April 25, 2003       $         0.00
                     July 25, 2003                  0.00
                     October 25, 2003               0.00
                     January 25, 2004       1,107,117.84
                     April 25, 2004                 0.00
                     July 25, 2004                  0.00
                     October 25, 2004               0.00
                     January 25, 2005       1,881,880.19
                     April 25, 2005                 0.00
                     July 25, 2005                  0.00
                     October 25, 2005               0.00
                     January 25, 2006       1,027,880.76
                     April 25, 2006                 0.00
                     July 25, 2006                  0.00
                     October 25, 2006               0.00
                     January 25, 2007       1,749,818.43
                     April 25, 2007                 0.00
                     July 25, 2007                  0.00
                     October 25, 2007               0.00
                     January 25, 2008      16,150,787.91

                                     N3761R
                     -------------------------------------
                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        SCHEDULED PRINCIPAL
                     PAYMENT DATE            PAYMENTS
                     ------------       -------------------
                     April 25, 2003       $         0.00
                     July 25, 2003                  0.00
                     October 25, 2003               0.00
                     January 25, 2004       1,107,117.84
                     April 25, 2004                 0.00
                     July 25, 2004                  0.00
                     October 25, 2004               0.00
                     January 25, 2005       1,881,880.19
                     April 25, 2005                 0.00
                     July 25, 2005                  0.00
                     October 25, 2005               0.00
                     January 25, 2006       1,027,880.76
                     April 25, 2006                 0.00
                     July 25, 2006                  0.00
                     October 25, 2006               0.00
                     January 25, 2007       1,749,818.43
                     April 25, 2007                 0.00
                     July 25, 2007                  0.00
                     October 25, 2007               0.00
                     January 25, 2008      16,150,787.91


                                     I-A-2

                           N193DN
----------------------------------------------------------

                      SCHEDULE I-A to
                TRUST SUPPLEMENT NO. 2003-1G

                       EQUIPMENT NOTE
                     PRINCIPAL PAYMENTS

                                SCHEDULED PRINCIPAL
PAYMENT DATE                         PAYMENTS
------------                    -------------------
April 25, 2003                     $         0.00
July 25, 2003                          707,055.82
October 25, 2003                     1,339,010.88
January 25, 2004                             0.00
April 25, 2004                               0.00
July 25, 2004                        1,040,999.31
October 25, 2004                     1,290,022.67
January 25, 2005                             0.00
April 25, 2005                               0.00
July 25, 2005                          992,011.11
October 25, 2005                     1,241,034.47
January 25, 2006                             0.00
April 25, 2006                               0.00
July 25, 2006                          943,022.90
October 25, 2006                     1,192,046.27
January 25, 2007                             0.00
April 25, 2007                               0.00
July 25, 2007                          894,034.70
October 25, 2007                     1,143,058.06
January 25, 2008                    19,217,751.61


                            I-A-3

                                     N194DN

                             ---------------------

                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                                 SCHEDULED PRINCIPAL
                  PAYMENT DATE                        PAYMENTS
                ----------------                 -------------------
                April 25, 2003                      $         0.00
                July 25, 2003                                 0.00
                October 25, 2003                      2,439,498.38
                January 25, 2004                              0.00
                April 25, 2004                                0.00
                July 25, 2004                                 0.00
                October 25, 2004                      2,341,098.45
                January 25, 2005                              0.00
                April 25, 2005                                0.00
                July 25, 2005                                 0.00
                October 25, 2005                      2,242,698.51
                January 25, 2006                              0.00
                April 25, 2006                                0.00
                July 25, 2006                                 0.00
                October 25, 2006                      2,144,298.58
                January 25, 2007                              0.00
                April 25, 2007                                0.00
                July 25, 2007                                 0.00
                October 25, 2007                      2,045,898.64
                January 25, 2008                     19,302,986.85


                                     I-A-4

                                     N195DN

                          ----------------------------

                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                   SCHEDULED PRINCIPAL
PAYMENT DATE                            PAYMENTS
------------                       -------------------
April 25, 2003                       $         0.00
July 25, 2003                                  0.00
October 25, 2003                       2,439,498.38
January 25, 2004                               0.00
April 25, 2004                                 0.00
July 25, 2004                                  0.00
October 25, 2004                       2,341,098.45
January 25, 2005                               0.00
April 25, 2005                                 0.00
July 25, 2005                                  0.00
October 25, 2005                       2,242,698.51
January 25, 2006                               0.00
April 25, 2006                                 0.00
July 25, 2006                                  0.00
October 25, 2006                       2,144,298.58
January 25, 2007                               0.00
April 25, 2007                                 0.00
July 25, 2007                                  0.00
October 25, 2007                       2,045,898.64
January 25, 2008                      19,302,986.85

                                     I-A-5

                                     N196DN
                           -------------------------

                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        SCHEDULED PRINCIPAL
                     PAYMENT DATE             PAYMENTS
                     ------------       -------------------
                     April 25, 2003     $          0.00
                     July 25, 2003                 0.00
                     October 25, 2003      1,098,625.74
                     January 25, 2004      1,349,622.63
                     April 25, 2004                0.00
                     July 25, 2004                 0.00
                     October 25, 2004      1,049,249.30
                     January 25, 2005      1,300,246.20
                     April 25, 2005                0.00
                     July 25, 2005                 0.00
                     October 25, 2005        999,872.87
                     January 25, 2006      1,250,869.76
                     April 25, 2006                0.00
                     July 25, 2006                 0.00
                     October 25, 2006        950,496.43
                     January 25, 2007      1,201,493.32
                     April 25, 2007                0.00
                     July 25, 2007                 0.00
                     October 25, 2007        901,119.99
                     January 25, 2008     20,526,133.10



                                     I-A-6

                                     N197DN
                           -------------------------

                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        SCHEDULED PRINCIPAL
                     PAYMENT DATE             PAYMENTS
                     ------------       -------------------
                     April 25, 2003     $          0.00
                     July 25, 2003                 0.00
                     October 25, 2003              0.00
                     January 25, 2004      2,463,181.70
                     April 25, 2004                0.00
                     July 25, 2004                 0.00
                     October 25, 2004              0.00
                     January 25, 2005      2,363,826.47
                     April 25, 2005                0.00
                     July 25, 2005                 0.00
                     October 25, 2005              0.00
                     January 25, 2006      2,264,471.24
                     April 25, 2006                0.00
                     July 25, 2006                 0.00
                     October 25, 2006              0.00
                     January 25, 2007      2,165,116.01
                     April 25, 2007                0.00
                     July 25, 2007                 0.00
                     October 25, 2007              0.00
                     January 25, 2008     21,561,000.45



                                     I-A-7

                                     N198DN
                           -------------------------

                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        SCHEDULED PRINCIPAL
                     PAYMENT DATE             PAYMENTS
                     ------------       -------------------
                     April 25, 2003     $  1,669,849.99
                     July 25, 2003                 0.00
                     October 25, 2003              0.00
                     January 25, 2004      1,115,902.20
                     April 25, 2004        1,370,846.15
                     July 25, 2004                 0.00
                     October 25, 2004              0.00
                     January 25, 2005      1,065,749.29
                     April 25, 2005        1,320,693.24
                     July 25, 2005                 0.00
                     October 25, 2005              0.00
                     January 25, 2006      1,015,596.38
                     April 25, 2006        1,270,540.33
                     July 25, 2006                 0.00
                     October 25, 2006              0.00
                     January 25, 2007        965,443.48
                     April 25, 2007        1,220,387.43
                     July 25, 2007                 0.00
                     October 25, 2007              0.00
                     January 25, 2008     21,772,070.51



                                     I-A-8

                                    N1611B
                                 ------------

                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                   SCHEDULED PRINCIPAL
PAYMENT DATE                            PAYMENTS
------------                       -------------------
April 25, 2003                       $ 1,009,892.08
July 25, 2003                          1,477,572.84
October 25, 2003                               0.00
January 25, 2004                               0.00
April 25, 2004                         1,213,995.47
July 25, 2004                            734,237.81
October 25, 2004                               0.00
January 25, 2005                               0.00
April 25, 2005                         1,888,964.64
July 25, 2005                          2,127,620.93
October 25, 2005                               0.00
January 25, 2006                               0.00
April 25, 2006                         1,113,872.13
July 25, 2006                          1,368,352.28
October 25, 2006                               0.00
January 25, 2007                               0.00
April 25, 2007                         1,063,810.46
July 25, 2007                          1,318,290.61
October 25, 2007                               0.00
January 25, 2008                      26,195,384.93

                                     I-A-9

                                     N178DZ
                     -------------------------------------
                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        SCHEDULE PRINCIPAL
                     PAYMENT DATE            PAYMENTS
                     ------------       ------------------
                     April 25, 2003       $ 1,009,892.08
                     July 25, 2003          1,477,572.84
                     October 25, 2003               0.00
                     January 25, 2004               0.00
                     April 25, 2004         1,213,995.47
                     July 25, 2004            734,237.81
                     October 25, 2004               0.00
                     January 25, 2005               0.00
                     April 25, 2005         1,188,964.64
                     July 25, 2005          2,127,620.93
                     October 25, 2005               0.00
                     January 25, 2006               0.00
                     April 25, 2006         1,113,872.13
                     July 25, 2006          1,368,352.28
                     October 25, 2006               0.00
                     January 25, 2007               0.00
                     April 25, 2007         1,063,810.46
                     July 25, 2007          1,318,290.61
                     October 25, 2007               0.00
                     January 25, 2008      26,195,384.93


                                     I-A-10

                                     N1612T
                     -------------------------------------
                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        SCHEDULE PRINCIPAL
                     PAYMENT DATE            PAYMENTS
                     ------------       ------------------
                     April 25, 2003       $ 1,048,670.22
                     July 25, 2003            518,234.11
                     October 25, 2003               0.00
                     January 25, 2004               0.00
                     April 25, 2004         1,313,089.85
                     July 25, 2004          2,320,217.02
                     October 25, 2004               0.00
                     January 25, 2005               0.00
                     April 25, 2005         1,236,599.18
                     July 25, 2005            747,908.78
                     October 25, 2005               0.00
                     January 25, 2006               0.00
                     April 25, 2006         1,211,102.29
                     July 25, 2006          2,167,235.67
                     October 25, 2006               0.00
                     January 25, 2007               0.00
                     April 25, 2007         1,134,611.62
                     July 25, 2007          1,393,830.00
                     October 25, 2007               0.00
                     January 25, 2008      29,118,887.55


                                     I-A-11

                                     N1613B

                          ----------------------------

                                SCHEDULE I-A to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                   SCHEDULED PRINCIPAL
PAYMENT DATE                            PAYMENTS
------------                       -------------------
April 25, 2003                       $         0.00
July 25, 2003                            875,164.07
October 25, 2003                         805,201.53
January 25, 2004                               0.00
April 25, 2004                                 0.00
July 25, 2004                          1,323,442.94
October 25, 2004                       2,338,510.82
January 25, 2005                               0.00
April 25, 2005                                 0.00
July 25, 2005                          1,246,349.17
October 25, 2005                         753,805.69
January 25, 2006                               0.00
April 25, 2006                                 0.00
July 25, 2006                          1,220,651.25
October 25, 2006                       2,184,323.29
January 25, 2007                               0.00
April 25, 2007                                 0.00
July 25, 2007                          1,143,557.49
October 25, 2007                       1,404,819.69
January 25, 2008                      29,352,418.32


                                     I-A-12

                                SCHEDULE I-B to
                          TRUST SUPPLEMENT NO. 2003-1G

                  AGGREGATE EQUIPMENT NOTE PRINCIPAL PAYMENTS

PAYMENT DATE                                       SCHEDULED PRINCIPAL PAYMENTS
------------                                       ----------------------------
April 25, 2003                                           $   4,738,304.37
July 25, 2003                                                5,055,599.68
October 25, 2003                                             8,121,834.91
January 25, 2004                                             7,142,942.21
April 25, 2004                                               5,111,926.94
July 25, 2004                                                6,153,134.89
October 25, 2004                                             9,359,979.69
January 25, 2005                                             8,493,582.34
April 25, 2005                                               4,935,221.70
July 25, 2005                                                7,241,510.92
October 25, 2005                                             7,480,110.05
January 25, 2006                                             6,586,698.90
April 25, 2006                                               4,709,386.88
July 25, 2006                                                7,067,614.38
October 25, 2006                                             8,615,463.15
January 25, 2007                                             7,831,689.67
April 25, 2007                                               4,482,619.97
July 25, 2007                                                6,068,003.41
October 25, 2007                                             7,540,795.02
January 25, 2008                                           264,846,580.92

                                 SCHEDULE II to
                          TRUST SUPPLEMENT NO. 2003-1G

                                EQUIPMENT NOTES,
                   PRINCIPAL AMOUNTS, MATURITIES AND AIRCRAFT

     PRINCIPAL AMOUNT OF                                                AIRCRAFT REGISTRATION
       EQUIPMENT NOTES            MATURITY             AIRCRAFT                NUMBER
     -------------------      ----------------      --------------      ---------------------
       $21,917,485.13         January 25, 2008      Boeing 737-832         N3760C
        21,917,485.13         January 25, 2008      Boeing 737-832         N3761R
        30,000,047.80         January 25, 2008      Boeing 767-332         N193DN
        30,516,479.41         January 25, 2008      Boeing 767-332         N194DN
        30,516,479.41         January 25, 2008      Boeing 767-332         N195DN
        30,627,729.34         January 25, 2008      Boeing 767-332         N196DN
        30,817,595.87         January 25, 2008      Boeing 767-332         N197DN
        32,787,079.00         January 25, 2008      Boeing 767-332         N198DN
        38,811,994.18         January 25, 2008      Boeing 767-332         N1611B
        38,811,994.18         January 25, 2008      Boeing 767-332         N178DZ
        42,210,386.29         January 25, 2008      Boeing 767-332         N1612T
        42,648,244.26         January 25, 2008      Boeing 767-332         N1613B

                                SCHEDULE III to
                          TRUST SUPPLEMENT NO. 2003-1G

                                 NOTE DOCUMENTS

                            Participation Agreement
                        Indenture and Security Agreement

                For each of the aircraft listed in Schedule II.